Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Tel-Instrument Electronics Corp. (the “Company”), on Form 10-Q for the quarter ended December 31, 2019, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Joseph P. Macaluso, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2020	By:	/s/ Joseph P. Macaluso
Joseph P. Macaluso
Principal Financial Officer Tel-Instrument Electronics Corp.